SUPPLEMENT DATED OCTOBER 29, 2002
                TO PROSPECTUS DATED MAY 1, 2002 FOR
               INTEGRITY SMALL-CAP FUND OF FUNDS, INC.

The second and third paragraphs on page 7 under "FUND MANAGEMENT" are supplemented with the following information:

As of September 10, 2002, Monte L. Avery has assumed primary responsible for the day-to-day management of the Fund's portfolio under the supervision and direction of Robert E. Walstad, president of the Fund. Since 1995, Mr. Avery has been a co-portfolio manager of the following funds: Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., and South Dakota Tax-Free Fund, Inc. and as of February 2000, Mr. Avery has been the sole portfolio manager of these funds. Since January 1996, Mr. Avery has also been co-portfolio manager to the four portfolio series offered by Ranson Managed Portfolios, an open-end investment company, becoming manager of these funds in February 2000.

From July 5, 2000 to September 10, 2002 Harvey Merson, portfolio manager, was primarily responsible for the day-to-day management of the Fund's portfolio, under the supervision and direction of Robert E. Walstad, President of the Fund. As of September 10, 2002, Mr. Merson relinquished his duties as portfolio manager of the Fund.

In 1987, Mr. Walstad founded Integrity Mutual Funds, Inc., formerly know as ND Holdings, Inc., which wholly-owns the Fund's investment adviser and underwriter. Integrity Mutual Funds, Inc. is the sponsor of Integrity Mutual Funds, which currently offers five open-end funds, including the Fund. Mr. Walstad is the President of these funds, as well as the Fund's adviser and underwriter. Mr. Walstad has supervised and directed the management of the portfolios of the Integrity Mutual Funds since they commenced operations with the first fund being offered in 1989. In addition, since January 5, 1996, Mr. Walstad has been President of Ranson Managed Portfolios, which currently offers four portfolio series, and has supervised the management of these series.